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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Act of 1934



        Date of Report (Date of Earliest Event Reported):  June 1, 1995




                             DIAMOND SHAMROCK, INC.
                            9830 Colonnade Boulevard
                           San Antonio, Texas  78230
                                 (210) 641-6800




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
   Delaware                          1-9409                       74-2456753
  (State of                        (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)
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Item 5.  Other Events

         On June 1, 1995, Diamond Shamrock, Inc. (the "Company") entered into a Pricing Agreement with NatWest Capital Markets Limited pursuant to which the Company intends to issue $25,000,000 of its 7-1/4% Debentures due June 15, 2010 (the "Debentures") in connection with an underwritten public offering of such Debentures. The net proceeds from the sale of the Debentures will be added to the Company's funds and used for general corporate purposes, which may include amounts necessary to fund anticipated capital spending in 1995. Pending such use, it is anticipated that such net proceeds will be used to repay outstanding short-term borrowings under bank money market facilities.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (c)     Exhibits:

                 1.1 Pricing Agreement, dated June 1, 1995, between Diamond Shamrock, Inc. and NatWest Capital Markets Limited.

                 1.2 Underwriting Agreement Standard Provisions incorporated by reference into the Pricing Agreement described in Exhibit 1.1 (filed as Exhibit 1.5 to the Registration Statement, File No. 33-58744 and incorporated herein by reference).

                 4.1      Form of 7-1/4% Debenture due June 15, 2010.

                12.1 Computation of ratio of earnings to fixed charges for the three month periods ended March 31, 1995 and 1994 and each of the five years ended December 31, 1994 (filed as Exhibit 12.1 to the Registration Statement, File No. 33-59451 and incorporated herein by reference).
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DIAMOND SHAMROCK, INC.


                                 By:      Robert C. Becker
                                          ----------------------------
                                          Robert C. Becker,
                                          Vice President and Treasurer


Date:  June 2, 1995
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                                 EXHIBIT INDEX


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
 Exhibit
 Number                                           Description                                      Page
 ------                                           -----------                                      ----
 1.1                Pricing Agreement, dated June 1, 1995 between Diamond Shamrock, Inc.
                    and NatWest Capital Markets Limited.

 1.2                Underwriting Agreement Standard Provisions incorporated by reference into the Pricing Agreement described in Exhibit 1.1 (Filed as Exhibit
                    1.5 to the Registration Statement, File No. 33-58744 and incorporated herein by reference).

 4.1                Form of 7-1/4% Debenture due June 15, 2010.

 12.1               Computation of ratio of earnings to fixed charges for the three month periods ended March 31, 1995 and 1994 and each of the five years ended
                    December 31, 1994 (filed as Exhibit 12.1 to the Registration
                    Statement, File No. 33-59451 and incorporated herein by reference).
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